                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                -------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

                                -------------

Date of Report (Date of earliest event reported): February 2, 1994

                               USX Corporation
           --------------------------------------------------------
           (Exact name of registration as specified in its charter)

   Delaware                     1-5153                       25-0996816
   --------                    --------                      ----------
(State or other              (Commission                   (IRS Employer
jurisdiction of              File Number)               Identification No.)
incorporation)

600 Grant Street, Pittsburgh, PA                               15219-4776
- ----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)

                                (412) 433-1121
                       -------------------------------
                       (Registrant's telephone number,
                             including area code)
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ITEM 5. OTHER EVENTS.
        ------------

        On February 2, 1994, the Corporation executed an Underwriting Agreement and related Pricing Agreement with Salomon Brothers Inc, Goldman, Sachs
& Co. and Lehman Brothers Inc. in connection with the issuance of $300 million of 7.20% Notes Due 2004 pursuant to a shelf registration statement on Form
S-3, File No. 33-51621.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

        (c) Exhibits

            1.) Underwriting Agreement and related Pricing Agreement dated
                February 2, 1994.

            4.) Report of Terms Committee and Rate Committee establishing the terms and conditions of the 7.20% Notes.


                                  SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               USX CORPORATION


                                        By    /s/ Lewis B. Jones
                                           ----------------------------
                                              Lewis B. Jones
                                              Vice President & Comptroller


Dated: March 7, 1994